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                         EXCELSIOR FUNDS (THE "TRUST")

                     INSTITUTIONAL MONEY FUND (THE "FUND")

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 1997


     Effective May 16, 1997, U.S. Trust Company of Connecticut ("U.S. Trust CT"), Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Trust's co-administrators (the "Trust Administrators") pursuant to the terms of an Administration Agreement among the Trust and the Trust Administrators (the "Administration Agreement"). U.S. Trust CT has replaced United States Trust Company of New York ("U.S. Trust NY") as one of the Trust's co-administrators. U.S. Trust CT, which has its principal offices at 225 High Ridge Road, East Tower, Stamford, Connecticut 06905, is an affiliate of U.S. Trust NY and a subsidiary of U.S. Trust Corporation, a registered bank holding company.

     The terms and conditions of the Administration Agreement are identical to those of the prior administration agreement among the Trust, CGFSC, FAS and U.S. Trust NY, including the administration fee payable by the Fund.


The date of this Supplement is May 23, 1997.